TIFF Investment Program, Inc. (“TIP”)
Supplement dated April 30, 2009
to the Prospectus dated April 30, 2009

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

For investors who are not non-profit organizations, the following replaces similar language under the heading Risk Return Analysis – Performance Table beginning on page 14 in the prospectus.

Risk Return Analysis — Performance Table

The table below illustrates the changes in the TIP funds’ yearly performance and shows how each fund’s average returns for one year, five years, ten years and since fund inception compare with selected benchmarks.  Total returns for the Multi-Asset, International Equity, and US Equity Funds include the effects of entry and exit fees received by the funds and the deduction of such fees on a purchase and a redemption of fund shares assuming a purchase at the beginning of each period and a redemption in full at the end of the period.  Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes.  Actual after-tax returns depend upon a member’s tax situation and may differ from those shown.

	Average Annual Total Returns through 12/31/2008
	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Multi-Asset Fund					3/31/1995

Return before Taxes	-26.70%	4.41%	5.98%	6.80%
Return after Taxes on Distributions	-27.18%	2.74%	4.30%	5.01%
Return after Taxes on Distributions and Sale of Fund Shares	-16.99%	3.24%	4.38%	4.98%

Benchmarks [a]
MSCI All Country World Index [b]	-42.19%	-0.06%	-0.14%	4.39%
CPI + 5% per annum	5.10%	7.79%	7.64%	7.53%
Constructed MAF Index [c]	-28.72%	2.61%	3.87%	6.43%

TIFF International Equity Fund					5/31/1994

Return before Taxes	-43.76%	3.67%[d]	4.17%[d]	4.91%[d]
Return after Taxes on Distributions	-44.43%	2.21%	2.82%	3.59%
Return after Taxes on Distributions and Sale of Fund Shares	-27.39%	3.24%	3.34%	3.87%

Benchmark [a]
MSCI All Country World Index ex US [e]	-45.53%	2.56%	1.95%	3.58%

TIFF US Equity Fund					5/31/1994

Return before Taxes	-36.69%	-1.62%[d]	0.68%[d]	7.13%[d]
Return after Taxes on Distributions	-37.09%	-2.92%	-0.98%	4.80%
Return after Taxes on Distributions and Sale of Fund Shares	-23.72%	-1.24%	0.16%	5.32%

Benchmark [a]
Wilshire 5000 Total Market Index [f]	-37.34%	-1.67%	-0.63%	6.66%

TIFF Short-Term Fund					5/31/1994

Return before Taxes	2.97%	3.30%[d]	3.65%[d]	4.26%[d]
Return after Taxes on Distributions	2.32%	2.18%	2.25%	2.60%
Return after Taxes on Distributions and Sale of Fund Shares	1.92%	2.16%	2.26%	2.60%

Benchmarks [a]
Merrill Lynch US 6-Month Treasury Bill Index [g]	3.58%	3.65%	3.80%	4.37%
Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points [h]	3.06%	3.14%	3.28%	3.85%
* In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

[a]	Benchmarks do not reﬂect deductions for fees, expenses, or taxes. One cannot invest directly in an index.
[b]
Please note that the MSCI All Country World Index is 100% stocks whereas TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI All Country World Index is a free ﬂoat-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets.  MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

[c]
The Constructed MAF Index has been changed on various occasions since its inception (3/31/1995). The historical returns shown are based on the composition of the Constructed MAF Index that was in effect at the time the performance was generated.

[d]	Performance data reﬂects an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.
[e]
The MSCI All Country World Index ex US is a free ﬂoat-adjusted market capitalization-weighted index of publicly traded non-US stocks.  MSCI All Country World Index ex US returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

[f]
The Wilshire 5000 Total Market Index is a capitalization-weighted index which consists of US equity securities with readily available price data that trade on a regular basis on either the New York or American Stock Exchanges or on the NASDAQ OTC Market. The stocks in this index include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Completion Index.  The Wilshire 5000 Total Market Index was previously known as the Dow Jones Wilshire 5000 Composite Index.

[g]
The Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

[h]
This supplemental index is designed to illustrate the impact of operating expenses and trading costs on Short-Term Fund’s performance. It is derived from Short-Term Fund’s primary index, the Merrill Lynch US 6-Month Treasury Bill Index.

For investors who are not non-profit organizations, the following supplements the information under the heading Tax Considerations beginning on page 35 in the prospectus.

Additional Tax Considerations

Each fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to members.

In general, for members who are taxable investors, fund distributions are taxable to such members at either ordinary income or capital gains tax rates.  This is true whether the distributions are reinvested in additional fund shares or taken in cash.

For federal income tax purposes, fund distributions of short-term capital gains are taxable as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a member has owned the shares.  With respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a fund may be qualified dividend income eligible for taxation by individual members at long-term capital gain rates, provided certain holding period requirements are met.

If a taxable member invests in a fund shortly before the record date of a capital gains or ordinary income distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, except to the extent the distribution represents a return of capital for tax purposes, the member will receive some of his or her investment back in the form of a taxable distribution.  This is sometimes referred to as “buying a dividend.”

Every January, members who are taxable investors will receive a statement that shows the tax status of distributions received the previous calendar year.  The funds may reclassify income after tax reporting statements have been mailed to members.  Prior to issuing tax statements, the funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to members. However, when necessary, a fund will send corrected Forms 1099-DIV to reflect reclassified information.

A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of fund shares for shares of a different TIP fund is the same as a sale.

By law, if a member does not provide a fund with a proper taxpayer identification number and certain required certifications, the member may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of shares.  A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of fund shares generally are subject to state and local taxes.

This discussion of Additional Tax Considerations is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, a purchaser should consult a tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.